Exhibit 10.2

AMENDMENT

This AMENDMENT TO SECURED REVOLVING LINE OF CREDIT PROMISSORY NOTE (this “Amendment”) is entered into as of August 25, 2020, between ARCA Recycling, Inc., a California corporation (“Borrower”), and ISAAC CAPITAL GROUP, LLC, a Delaware limited liability company (“Lender”).

RECITALS

A. Whereas, Lender and Borrower are parties to a Secured Revolving Line of Credit Promissory Note dated August 28, 2019 in the original aggregate principal amount of $2,500,000 (the “Note”) (any capitalized terms not specifically defined herein will have the meaning ascribed to them in the Note); and

B. Whereas, Borrower and Lender have agreed to extend the Maturity Date of the Note.

Now, therefore, in consideration of the parties’ mutual promises in this Amendment, and for other good and valuable consideration, the sufficiency of which is hereby acknowledged, the parties agree as follows:

AGREEMENT

1.Extension of Maturity Date.  In accordance with the terms of the Note, the Lender hereby extends the Maturity Date from August 28, 2020 to December 31, 2020.

2.No Waiver. Except as set forth in this Amendment, all of the terms and conditions of the Agreement remain in full force and effect and none of such terms and conditions are, or shall be construed as, otherwise amended or modified, except as specifically set forth herein and nothing in this Amendment shall constitute a waiver by Lender of any default or event of default, or of any right, power or remedy available to Lender under the Note, whether any such defaults, rights, powers or remedies presently exist or arise in the future.

3.Ratification. The Note shall, together with this Amendment and any related documents, instruments, and agreements shall hereafter refer to the Note, as amended hereby.

4.Other Provisions. The provisions of the Note that are not expressly amended in this Amendment shall remain unchanged and in full force and effect.  In the event of any conflict between the terms and provisions of this Amendment and the Note, the provisions of this Amendment shall control.

5.Signatures. This Amendment may be signed in counterparts. A facsimile or other electronic transmission of a signature page will be considered an original signature page. At the request of a party, the other party will confirm a fax-transmitted or electronically transmitted signature page by delivering an original signature page to the requesting party.

IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed and delivered as of the date first written above.

Borrower:

ARCA RECYCLING, INC.

By:	/s/ Virland A. Johnson
Name:	Virland A. Johnson
Title:	Chief Financial Officer

Lender:

ISAAC CAPITAL GROUP, LLC

By:	/s/ Jon Isaac
Name:	Jon Isaac
Title:	President and Chief Executive Officer